Inventories	12 Months Ended
Dec. 31, 2021
Disclosure Of Inventories [Abstract]
Inventories
16 Inventories

	2021 US$m	2020 US$m
Raw materials and purchased components	870	640
Consumable stores	1,142	1,050
Work in progress	1,736	1,288
Finished goods and goods for resale	1,884	1,113
Total inventories	5,632	4,091
Comprising:
Expected to be used within one year	5,436	3,917
Expected to be used after more than one year	196	174
Total inventories	5,632	4,091
During 2021, the Group recognised a net inventory write back of US$7 million (2020:US$15 million write back.) This comprised inventory write-offs of US$18 million (2020: US$35 million) offset by write-back of previously written down inventory due to an increase in realisable values amounting to US$25 million (2020: US$50 million).
At 31 December 2021, US$754 million (2020: US$621 million) of inventories were pledged as security for liabilities.